SHARE OPTION PLAN	3 Months Ended
Mar. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE OPTION PLAN
SHARE OPTION PLAN
The Company operates a share option plan which was approved in November 2006 and expires in November 2016. Options are awarded at the discretion of the Board of Directors to directors and key employees. The subscription price for all options granted under the scheme will be reduced by the amount of all dividends declared by the Company per share in the period from the date of grant until the date the option is exercised, provided the subscription price never shall be reduced below the par value of the share. Options granted under the scheme will vest at a date determined by the board at the date of the grant. The options granted under the plan to date vest over a period of one to three years and have a five year term. There is no maximum number of shares authorized for awards of equity share options, and authorized unissued shares of Ship Finance, treasury shares held by the Company or cash may be used to satisfy exercised options.
During the three months ended March 31, 2013, an employee exercised options to acquire 25,000 shares of the Company. Consequently, 25,000 new shares were issued by the Company in order to fulfill the exercised options.
No options were granted in the three months ended March 31, 2013.
As of March 31, 2013 there was $0.2 million in unrecognized compensation costs related to non-vested options granted under the Options Scheme (December 31, 2012: $0.3 million). This cost will be recognized over the remaining vesting periods, which average 8 months.